Exhibit 10.5

FORM OF CONTRIBUTION, ASSUMPTION AND PURCHASE AGREEMENT

THIS CONTRIBUTION, ASSUMPTION AND PURCHASE AGREEMENT made as of this [—], 2014, by and among Ocean Rig UDW Inc., a Marshall Islands corporation (“Ocean Rig”), Ocean Rig Partners GP LLC, a Marshall Islands limited liability company (the “MLP GP”), Ocean Rig Partners LP, a Marshall Islands limited partnership (the “MLP”), Ocean Rig Holdings Inc., a Marshall Islands corporation (“OPCO Holdings”), Ocean Rig MLP Holdings Inc., a Marshall Islands corporation (“MLP Holdings”), Ocean Rig Operating Partners GP LLC, a Marshall Islands limited liability company ( “OPCO GP”), Ocean Rig Operating LP, a Marshall Islands limited partnership (“OPCO”), DrillShips Ocean Ventures Inc., a Marshall Islands corporation (“DOV I”), Drillship Skiathos Shareholders Inc., a Marshall Islands corporation (“Skiathos Shareholders”), Drillship Skiathos Owners Inc., a Marshall Islands corporation (“Skiathos Owners”), Drillship Skyros Shareholders Inc., a Marshall Islands corporation (“Skyros Shareholders”), Drillship Skyros Owners Inc., a Marshall Islands corporation (“Skyros Owners”), Drillship Kythnos Shareholders Inc., a Marshall Islands corporation (“Kythnos Shareholders” and together with Skiathos Shareholders and Skyros Shareholders, the “DOV I Fleet Shareholders”), Drillship Kythnos Owners Inc., a Marshall Islands corporation (“Kythnos Owners” and together with Skiathos Owners and Skyros Owners, the “DOV I Fleet Owners”), Drillships Ocean Ventures II Inc., a Marshall Islands corporation (“DOV II”), Drillship Skiathos Shareholders II Inc., a Marshall Islands corporation (“Skiathos II Shareholders”), Drillship Skiathos Owners II Inc., a Marshall Islands corporation (“Skiathos II Owners”), Drillship Skyros Shareholders II Inc., a Marshall Islands corporation (“Skyros II Shareholders”), Drillship Skyros Owners II Inc., a Marshall Islands corporation (“Skyros II Owners”), Drillship Kythnos Shareholders II Inc., a Marshall Islands corporation (“Kythnos II Shareholders” and together with Skiathos II Shareholders and Skyros II Shareholders, the “DOV II Fleet Shareholders”), Drillship Kythnos Owners II Inc., a Marshall Islands corporation (“Kythnos II Owners” and together with Skiathos II Owners and Skyros II Owners, the “DOV II Fleet Owners”), Drillships Ocean Ventures Operations Inc., a Marshall Islands corporation (“DOV Operations”) and Ocean Rig Block 33 Brasil Cooperatief UA, a Dutch company (“Cooperatief”)(each, a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, Ocean Rig and the MLP GP have formed the MLP pursuant to the Marshall Islands Limited Partnership Act (the “MILPA”) for the purpose of owning and operating drilling rigs and any other lawful act or activity for which limited partnerships may be formed under the MILPA.

WHEREAS, pursuant to this Contribution, Assumption and Purchase Agreement, the following actions have been taken as of or prior to the date of this Contribution, Assumption and Purchase Agreement:

1.	Ocean Rig formed the MLP GP pursuant to the Marshall Islands Limited Liability Company Act (the “Marshall Islands LLC Act”) and contributed $5,000 in exchange for all of the membership interests in the MLP GP;

2.	Ocean Rig and the MLP GP formed the MLP pursuant to the MILPA, Ocean Rig contributed $1,000,000 in exchange for the initial limited partner interests in the MLP (the “Initial LP Interests”) and the MLP GP received a non-economic general partner interest in the MLP (the “General Partner Interests”);

3.	Ocean Rig formed MLP Holdings pursuant to the Marshall Islands Business Corporations Act and contributed all of the membership interests in the MLP GP and the Initial LP Interests in exchange for all of its outstanding share capital;

4.	Ocean Rig formed OPCO Holdings pursuant to the Marshall Islands Business Corporations Act, and subscribed for all of its issued and outstanding share capital;

5.	The MLP formed OPCO GP pursuant to the Marshall Islands LLC Act and the MLP contributed $1,000 in exchange for all of the membership interests in the OPCO GP;

6.	The MLP and OPCO GP formed OPCO under the terms of the MILPA, the MLP contributed $1,000 in exchange for all of the limited partner interests in the OPCO and OPCO GP received a non-economic general partner interest in OPCO;

7.	OPCO formed DOV II, pursuant to the Marshall Islands Business Corporations Act, and OPCO subscribed for all of its issued and outstanding share capital;

8.	DOV II formed each of the DOV II Fleet Shareholders, pursuant to the Marshall Islands Business Corporations Act, being Skiathos II Shareholders, Skyros II Shareholders and Kythnos II Shareholders, and subscribed for all of their issued and outstanding share capital;

9.	Skiathos II Shareholders formed Skiathos II Owners pursuant to the Marshall Islands Business Corporations Act and subscribed for all of its issued and outstanding share capital, Skyros II Shareholders formed Skyros II Owners pursuant to the Marshall Islands Business Corporations Act and subscribed for all of its issued and outstanding share capital, and Kythnos II Shareholders formed Kythnos II Owners pursuant to the Marshall Islands Business Corporations Act and subscribed for all of its issued and outstanding share capital;

10.	The board of directors of Ocean Rig designated each of the MLP GP, the MLP, MLP Holdings, OPCO Holdings, OPCO GP, OPCO, DOV II, the DOV II Fleet Shareholders, the DOV II Fleet Owners, DOV Operations and each of DOV Operation’s subsidiaries as Unrestricted Subsidiaries as such term is defined under and pursuant to the terms and subject to the conditions of (as applicable) (i) the indentures relating to the $800 million aggregate principal amount 6.50% Senior Secured Notes due 2017, the $500 million aggregate principal amount 7.25% Senior Notes due 2019, and (ii) the Credit Agreement dated July 12, 2013, as amended and restated February 7, 2014, by and among Drillships Financing Holding Inc. and the other parties thereto (and together with the DOV I Facility (defined below), collectively, the “Debt Agreements”).

11.	The agreements of limited partnership and the limited liability company agreements as well as the articles of incorporation and bylaws of the aforementioned entities will be amended and restated to the extent necessary to reflect the applicable matters set forth above.

WHEREAS, pursuant to this Contribution, Assumption and Purchase Agreement, the Fleet Purchase Agreement dated as of [—], 2014, by and among, Ocean Rig UDW Inc., DOV I, DOV II, OPCO and the MLP (the “Fleet Purchase Agreement”), and certain ancillary agreements described in the Fleet Purchase Agreement, each of the following transactions (the “Transactions”) shall occur simultaneously with the closing of the IPO (the “Effective Time”) in the following order:

1.	Ocean Rig’s guarantee under the $1.3 billion Credit Agreement, dated July 25, 2014, among, inter alia, DOV I, as Borrower, and Deutsche Bank AG New York Branch, as Administrative Agent and Pari Passu Collateral Agent (the “DOV I Facility”) shall be released in accordance with the terms of the DOV I Facility.

2.	DOV II will assume $[—] billion of principal indebtedness under the DOV I Facility (the “Assumed Debt”) and any accrued interest under the DOV I Facility through the Effective Time will be paid by DOV I.

3.	Each of DOV I Fleet Owners shall cause the release of the Vessels Ocean Rig Mylos, Ocean Rig Skyros, and Ocean Rig Athena (each, a “Vessel” and, collectively, the “Initial Fleet”) from the liens of the Ship Mortgages as defined in the DOV I Facility.

4.	DOV I shall cause the release of the equity interests of Drillships Operations and Cooperatief from the liens of the Security Agreement and other Collateral Documents as such terms are defined in the DOV Facility.

5.	Skiathos Owners, Skyros Owners and Kythnos Owners shall sell to Skiathos II Owners, Skyros II Owners and Kythnos II Owners the Vessels Ocean Rig Mylos, Ocean Rig Skyros, and Ocean Rig Athena, respectively, in each case free and clear of taxes, debts and liens.

6.	DOV I shall convey to DOV II 100% of the equity interests of DOV Operations and 1% of the equity interests of Cooperatief (such interests, the “Operation SPV Interests” and the contribution of the Operations SPV Interests and the purchase and sale of the Initial Fleet, the “Fleet Sale”) free and clear of all liens (other than restrictions on transfer under applicable securities laws).

7.	DOV II shall pledge Operation SPV Interests to Deutsche Bank AG New York Branch, as the Pari Passu Collateral Agent with respect to the Assumed Debt under the DOV I Facility (the “Pari Passu Collateral Agent”) and the DOV II Fleet Owners shall grant mortgages over the Vessels to the Pari Passu Collateral Agent as security trustee;

8.	The MLP shall transfer and convey to OPCO Holdings [—] % of the limited partner interests in OPCO (the “OPCO Interests”).

9.	In connection solely with the IPO and in consideration thereof, the MLP will redeem the Initial LP Interests held by MLP Holdings and will refund the initial contribution in the amount of $1,000,000 made in connection with MLP’s formation, (ii) will issue to MLP Holdings [—] common units and [—] subordinated units of the MLP (such units shall have such rights and privileges as set forth in the MLP’s registration statement on Form F-1), and (iii) issue to the MLP GP all of the incentive distribution rights.

10.	The MLP shall issue [—] common units to the public in an underwritten public offering (the “IPO”) in exchange for $[—] million (the “IPO Proceeds”).

11.	The MLP shall use a portion of the IPO Proceeds to fund (a) underwriting discounts and commissions of $[—] million, (b) other transaction expenses incurred in connection with the IPO of approximately $[—] million, and (c) the Cash Payment (defined below).

12.	The MLP, on behalf of DOV II, shall pay to DOV I the balance of the consideration for the Fleet Sale of $[—] million from the IPO Proceeds (the “Cash Payment” and together with the other consideration to be paid pursuant to Fleet Purchase Agreement , the “Consideration,”)

WHEREAS, Ocean Rig and the MLP have determined it is in their best interests to cause each of Drillship Skyros Owners II Inc. and Ocean Rig Global Chartering Inc. to enter into the Bareboat Charterparty Agreement regarding Ocean Rig Skyros in the form previously presented to the MLP (the “Bareboat Agreement”) in connection with the IPO.

WHEREAS, Ocean Rig and the MLP have determined it is in their best interests to cause each of Ocean Rig Management Inc. and the MLP to enter into the Management and Administrative Services Agreement in the form previously presented to the MLP (the “Management and Administrative Services Agreement”) in connection with the IPO.

WHEREAS, each of the Parties have been, prior to the date of this Contribution, Assumption and Purchase Agreement, authorized to effect the actions set forth below at the times and in the order set forth below.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties undertake and agree as follows:

ARTICLE I

THE CONTRIBUTIONS, ASSUMPTIONS AND PURCHASES

1.1 The Parties acknowledge and agree that the Transactions shall occur simultaneously, pursuant to this Contribution, Assumption and Purchase Agreement and the Fleet Purchase Agreement in the order listed above effective as of the Effective Time.

ARTICLE II

THE IPO AND CONCURRENT TRANSACTIONS

2.1 The IPO. The MLP shall issue [—] common units to the public in the IPO pursuant to an underwriting agreement by and among the MLP and the underwriters of the IPO.

2.2 Use of the IPO Proceeds. The MLP shall use a portion of the IPO Proceeds to fund (a) underwriting discounts and commissions of approximately $[—] million, (b) other transaction expenses incurred in connection with the IPO of approximately $[—] million and (c) the Cash Payment.

2.3 Bareboat Charter. The MLP and Ocean Rig shall cause each of Drillship Skyros Owners II Inc. and Ocean Rig Global Chartering Inc., respectively, to enter into the Bareboat Agreement immediately prior to the Effective Time.

2.4 Management and Administrative Services Agreement. The MLP shall and Ocean Rig shall cause Ocean Rig Management Inc. to enter into the Management and Administrative Services Agreement immediately prior to the Effective Time.

ARTICLE III

REPRESENTATIONS AND WARRANTIES; DISCLAIMER

3.1 General Representations and Warranties. Each of the Parties hereby represents and warrants that:

(a) The execution and delivery of this Contribution, Assumption and Purchase Agreement and all documents, instruments and agreements required to be executed and delivered by it pursuant to this Contribution, Assumption and Purchase Agreement in connection with the completion of the transactions contemplated by this Contribution, Assumption and Purchase Agreement, have been duly authorized by all necessary actions by such Party, and this Contribution, Assumption and Purchase Agreement has been duly executed and delivered by such Party and constitutes a legal, valid and binding obligation of such Party enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of general application affecting the enforceability of remedies and rights of creditors and except that equitable remedies such as specific performance and injunction are in the discretion of a court;

(b) The execution, delivery and performance by it of this Contribution, Assumption and Purchase Agreement will not conflict with or result in any violation of or constitute a breach of any of the terms or provisions of, or result in the acceleration of any obligation under, or constitute a default under any provision of: (i) any of such Party’s partnership agreement, limited liability company agreement, articles of association, articles of incorporation, by-laws or other organizational documents as the case may be; (ii) any lien, encumbrance, security interest, pledge, mortgage, charge, other claim, bond, indenture, agreement, contract, franchise license, permit or other instrument or obligation to which such Party is a party or is subject or by which any of such Party’s assets or properties may be bound; or (iii) any laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court (“Laws”) applicable to such Party; and

(c) Except as have already been obtained or that will be obtained in the ordinary course of business, no consent, permit, approval or authorization of, notice or declaration to or filing with any governmental authority or any other person, including those related to any environmental laws or regulations or the Drilling Contracts described below or services agreements or management agreements related to the rigs in the Initial Fleet, is required in connection with the execution and delivery by such Party of this Contribution, Assumption and Purchase Agreement or the consummation by such Party of the Transactions contemplated hereunder.

3.2 Representations and Warranties of Ocean Rig, DOV I, the DOV I Fleet Shareholders and the DOV I Fleet Owners. Ocean Rig, DOV I, the DOV I Fleet Shareholders and the DOV I Fleet Owners hereby represent and warrant that:

(a) The Skiathos Owners, Skyros Owners and Kythnos Owners own the Vessels, the Ocean Rig Mylos, Ocean Rig Skyros, and Ocean Rig Athena, respectively, Initial Fleet and have good legal title to the same, free and clear of all liens, encumbrances, security interests, pledges, mortgages, charges or other claims (other than pursuant to the Ship Mortgages defined in the DOV I Facility);

(b) There is no outstanding agreement, contract, option, commitment or other right or understanding in favor of, or held by, any person other than the MLP, OPCO and DOV II pursuant to the Fleet Purchase Agreement and the DOV II Fleet Owners pursuant to the related memorandum of agreement (“MOA”) to acquire, directly or indirectly, the Initial Fleet, that has not been terminated or otherwise waived;

(c) Except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium or similar laws, laws of general applicability relating to or affecting creditors’ rights, and to general equity principles, the Charter Contract No. RSB-DRI-01C-12, dated August 17, 2012, between Repsol Sinopec Brasil S.A. and Ocean Rig Block 33 Brasil B.V. (the “Ocean Rig Mylos Drilling Contract”) is a valid and binding agreement of Ocean Rig Block 33 Brasil B.V. enforceable against Ocean Rig Block 33 Brasil B.V. in accordance with its terms and, to the knowledge of Ocean Rig, is a valid and binding agreement of Repsol Sinopec Brasil S.A. enforceable against Repsol Sinopec Brasil S.A. in accordance with its terms, and the consummation of the Transactions will not cause the Ocean Rig Mylos Drilling Contract to become unenforceable.

(d) Except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium or similar laws, laws of general applicability relating to or affecting creditors’ rights, and to general equity principles, the Contract No FCP-0455, dated July 10, 2013, among Total E&P Angola, Ocean Rig Cubango Operations Inc. and Olympia Rig Angola LDA (the “Ocean Rig Skyros Drilling Contract”) is a valid and binding agreement of Ocean Rig Cubango Operations Inc. enforceable against Ocean Rig Cubango Operations Inc. in accordance with its terms and, to the knowledge of Ocean Rig, is a valid and binding agreement of all other parties thereto enforceable against each of them in accordance with its terms, and the consummation of the Transactions will not cause the Ocean Rig Skyros Drilling Contract to become unenforceable.

(e) Except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium or similar laws, laws of general applicability relating to or affecting creditors’ rights, and to general equity principles, the Drilling Service Agreement, dated November 15, 2012, among ConocoPhillips Angola 36 Ltd, ConocoPhillips Angola 37 Ltd, Ocean Rig Cunene Operations Inc. and Olympia Rig Angola LDA (the “Ocean Rig Athena Drilling Contract” and together with the Ocean Rig Mylos Drilling Contract and the Ocean Rig Skyros Drilling Contract, the “Drilling Contracts”) is a valid and binding agreement of Ocean Rig Cunene Operations Inc. enforceable against Ocean Rig Cunene Operations Inc. in accordance with its terms and, to the knowledge of Ocean Rig, is a valid and binding agreement of all other parties thereto enforceable against each of them in accordance with its terms, and the consummation of the Transactions will not cause the Ocean Rig Athena Drilling Contract to become unenforceable.

(f) Copies of each of the Drilling Contracts, service agreements and management agreements and all other material contracts related to the Initial Fleet have been made available to the MLP, other than the services agreement related Ocean Rig Mylos;

(g) Ocean Rig and its affiliated parties have fulfilled all material obligations required pursuant to the Drilling Contracts, service agreements, management agreements and the other material contracts described in the MLP’s registration statement to have been performed by them prior to the date of this Contribution, Assumption and Purchase Agreement and have not waived any material rights thereunder; and no material default or breach exists in respect thereof on their part or, to their knowledge, any of the other parties thereto and, to their knowledge, no event has occurred which, after giving of notice or the lapse of time, or both, would constitute such a material default or breach;

(h) Except for such liabilities, debts obligations, encumbrances, defects, restrictions or claims of a general nature and magnitude that would arise in connection with the operation of drillships of the same type as the Initial Fleet in the ordinary course of business, there are no liabilities, debts or obligations of, encumbrances, defects or restrictions with respect to, or claims against the Initial Fleet, other than those arising under the Assumed Debt;

(i) Each vessel is (i) adequate and suitable, in all material respects, for use by the MLP and its subsidiaries in their business as described in the MLP’s registration statement, ordinary wear and tear excepted; (ii) seaworthy, in all material respects, for hull and machinery insurance warranty purposes and is in good running order and repair; (iii) insured against all material risks, and in amounts consistent with common industry practices; (iv) in compliance with maritime laws and regulations; (v) duly registered under the flag of the Marshall Islands; and (vi) in compliance, in all material respects, with the requirements of its present class and classification society; and all class certificates of each of the Vessels in the Initial Fleet are clean and valid and free of recommendations affecting class; and

(j) All representations and warranties contained in the Fleet Purchase Agreement and separate MOA are true and correct in all material respects as of the date hereof and the Effective Time, as applicable.

3.3 Disclaimer of Warranties. EXCEPT TO THE EXTENT EXPRESSLY PROVIDED IN THIS CONTRIBUTION, ASSUMPTION AND PURCHASE AGREEMENT OR IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS CONTRIBUTION, ASSUMPTION AND PURCHASE AGREEMENT, INCLUDING THE FLEET PURCHASE AGREEMENT AND RELATED MOA, THE PARTIES ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE VESSELS IN THE INITIAL FLEET, INCLUDING THE ENVIRONMENTAL CONDITION OF SUCH VESSELS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON SUCH VESSELS, (B) THE INCOME TO BE DERIVED FROM SUCH VESSELS, (C) THE SUITABILITY OF SUCH VESSELS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON OR THEREWITH, (D) THE COMPLIANCE OF OR BY SUCH VESSELS OR THEIR OPERATION WITH ANY LAWS (INCLUDING ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF SUCH VESSELS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS CONTRIBUTION, ASSUMPTION AND PURCHASE AGREEMENT, INCLUDING THE FLEET PURCHASE AGREEMENT AND RELATED MOA, EACH PARTY ACKNOWLEDGES AND AGREES THAT SUCH PARTY HAS HAD THE OPPORTUNITY TO INSPECT THE VESSELS IN THE INITIAL FLEET, AND SUCH PARTY IS RELYING SOLELY ON ITS OWN INVESTIGATION OF SUCH VESSELS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OF THE OTHER PARTIES. EXCEPT TO THE EXTENT PROVIDED IN THIS CONTRIBUTION, ASSUMPTION AND PURCHASE AGREEMENT AND ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS CONTRIBUTION, ASSUMPTION AND PURCHASE AGREEMENT, NONE OF THE PARTIES IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE VESSELS IN THE INITIAL FLEET FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. THIS SECTION SHALL SURVIVE THE CONTRIBUTION AND CONVEYANCE OF THE VESSELS OR THE TERMINATION OF THIS CONTRIBUTION, ASSUMPTION AND PURCHASE AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE VESSELS IN THE INITIAL FLEET THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS SET FORTH IN THIS CONTRIBUTION, ASSUMPTION AND PURCHASE AGREEMENT OR THE FLEET

PURCHASE AGREEMENT AND RELATED MOA, OR ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS CONTRIBUTION, ASSUMPTION AND PURCHASE AGREEMENT.

ARTICLE IV

FURTHER ASSURANCES

4.1 Further Assurances. From time to time after the date of this Contribution, Assumption and Purchase Agreement, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable Law, as may be necessary or appropriate to (a) more fully to assure that the applicable Parties own all of the assets, properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Contribution, Assumption and Purchase Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the assets and interests contributed and assigned by this Contribution, Assumption and Purchase Agreement or intended so to be and (c) to more fully and effectively carry out the purposes and intent of this Contribution, Assumption and Purchase Agreement.

4.2 Power of Attorney. Each Party that has conveyed any assets or interests as reflected by this Contribution, Assumption and Purchase Agreement (collectively, the “Conveying Parties”) hereby constitutes and appoints the MLP GP (the “Attorney-in-Fact”) its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of the applicable Conveying Party and its successors and assigns, and for the benefit of the Attorney-in-Fact to demand and receive from time to time the assets and interests contributed and conveyed by this Contribution, Assumption and Purchase Agreement (or intended so to be) and to execute in the name of the applicable Conveying Party and its successors and assigns instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of the applicable Conveying Party for the benefit of the Attorney-in-Fact, any and all proceedings at law, in equity or otherwise which the Attorney-in-Fact may deem proper in order to (a) collect, assert or enforce any claims, rights or titles of any kind in and to the assets and interests, (b) defend and compromise any and all actions, suits or proceedings in respect of any of the assets and interests, and (c) do any and all such acts and things in furtherance of this Contribution, Assumption and Purchase Agreement as the Attorney-in-Fact shall deem advisable. Each Conveying Party hereby declares that the appointment hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of any Conveying Party or its successors or assigns or by operation of law.

ARTICLE V

MISCELLANEOUS

5.1 Survival of Representations and Warranties. The representations and warranties of the Parties in this Contribution, Assumption and Purchase Agreement and in or under any documents, instruments and agreements delivered pursuant to this Contribution, Assumption and Purchase Agreement, will survive the completion of the transactions contemplated hereby regardless of any independent investigations that the MLP may make or cause to be made, or knowledge it may have, prior to the date of this Contribution, Assumption and Purchase Agreement and will continue in full force and effect for a period of one year from the date of this Contribution, Assumption and Purchase Agreement. At the end of such period, such representations and warranties will terminate, and no claim may be brought by any Party thereafter in respect of such representations and warranties, except for claims that have been asserted by a Party prior to the date of such termination.

5.2 Costs. Ocean Rig shall pay any and all sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith.

5.3 Headings; References; Interpretation. All Article and Section headings in this Contribution, Assumption and Purchase Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Contribution, Assumption and Purchase Agreement, shall refer to this Contribution, Assumption and Purchase Agreement as a whole and not to any particular provision of this Contribution, Assumption and Purchase Agreement. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Contribution, Assumption and Purchase Agreement, respectively. All personal pronouns used in this Contribution, Assumption and Purchase Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to,” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

5.4 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

5.5 No Third Party Rights. The provisions of this Contribution, Assumption and Purchase Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Contribution, Assumption and Purchase Agreement.

5.6 Counterparts. This Contribution, Assumption and Purchase Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

5.7 Governing Law. This Contribution, Assumption and Purchase Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each of the parties hereto submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York (or, if jurisdiction in that court is not available, then any state court located within the Borough of Manhattan, City of New York) for any and all legal actions arising out of or in connection with this Agreement, and each party agrees not to assert, by way of motion, as a defense or otherwise, in any such claim, that it is not subject personally to the jurisdiction of such court, that the claim is brought in an inconvenient forum, that the venue of the claim is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court

5.8 Severability. If any of the provisions of this Contribution, Assumption and Purchase Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any governmental body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Contribution, Assumption and Purchase Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect, as nearly as possible, to the intention of the Parties as expressed in this Contribution, Assumption and Purchase Agreement at the time of execution of this Contribution, Assumption and Purchase Agreement.

5.9 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable Law, this Contribution, Assumption and Purchase Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the Initial Fleet.

5.10 Amendment or Modification. This Contribution, Assumption and Purchase Agreement may be amended or modified from time to time only by the written agreement of all the Parties hereto.

5.11 Integration. This Contribution, Assumption and Purchase Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to its subject matter hereof. This Contribution, Assumption and Purchase Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Contribution, Assumption and Purchase Agreement unless it is contained in a written amendment hereto executed by the Parties hereto after the date of this Contribution, Assumption and Purchase Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Contribution and, Assumption and Purchase Agreement has been duly executed by the parties set forth below.

OCEAN RIG UDW INC.

By:
Name:
Title	Authorized Signatory

OCEAN RIG PARTNERS GP LLC

By:
Name:
Title:	Authorized Signatory

OCEAN RIG PARTNERS LP

By: Ocean Rig Partners GP LLC, as general partner

By:
Name:
Title:

OCEAN RIG HOLDINGS INC.

By:
Name:
Title:	Authorized Signatory

OCEAN RIG MLP HOLDINGS INC.

By:
Name:
Title:	Authorized Signatory

(Signature page to the Contribution, Assumption and Purchase Agreement)

OCEAN RIG OPERATING PARTNERS GP LLC

By:
Name:
Title	Authorized Signatory

OCEAN RIG OPERATING LP
By: Ocean Rig Operating Partners GP LLC, as general partner

By:
Name:
Title:	Authorized Signatory

DRILLSHIPS OCEAN VENTURES INC.

By:
Name:
Title:	Authorized Signatory

DRILLSHIP SKIATHOS SHAREHOLDERS INC.

By:
Name:
Title:	Authorized Signatory

DRILLSHIP SKIATHOS OWNERS INC.

By:
Name:
Title:	Authorized Signatory

(Signature page to the Contribution, Assumption and Purchase Agreement)

DRILLSHIP SKYROS SHAREHOLDERS INC.

By:
Name:
Title:	Authorized Signatory

DRILLSHIP SKYROS OWNERS INC.

By:
Name:
Title:	Authorized Signatory

DRILLSHIP KYTHNOS SHAREHOLDERS INC.

By:
Name:
Title:	Authorized Signatory

DRILLSHIP KYTHNOS OWNERS INC.

By:
Name:
Title:	Authorized Signatory

DRILLSHIPS OCEAN VENTURES II INC.

By:
Name:
Title:	Authorized Signatory

(Signature page to the Contribution, Assumption and Purchase Agreement)

DRILLSHIP SKIATHOS SHAREHOLDERS II INC.

By:
Name:
Title:	Authorized Signatory

DRILLSHIP SKIATHOS OWNERS II INC.

By:
Name:
Title:	Authorized Signatory

DRILLSHIP SKYROS SHAREHOLDERS II INC.

By:
Name:
Title:	Authorized Signatory

DRILLSHIP SKYROS OWNERS II INC.

By:
Name:
Title:	Authorized Signatory

DRILLSHIP KYTHNOS SHAREHOLDERS II INC.

By:
Name:
Title:	Authorized Signatory

DRILLSHIP KYTHNOS OWNERS II INC.

By:
Name:
Title:	Authorized Signatory

(Signature page to the Contribution, Assumption and Purchase Agreement)

DRILLSHIPS OCEAN VENTURES OPERATIONS INC.

By:
Name:
Title:	Authorized Signatory

OCEAN RIG BLOCK 33 BRASIL COOPERATIEF UA

By:
Name:
Title:	Authorized Signatory

(Signature page to the Contribution, Assumption and Purchase Agreement)